SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.


                                   JUNUM INC.
               (Exact Name of Registrant as specified in charter)

DELAWARE                           000-21566          84-1219819
(State or other jurisdiction       (Commission        (IRS Employer
of Incorporation)                  File Number)       Identification Number)

1590 Corporate Drive, Costa Mesa, California               92626
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: (714) 979-5063

Item 2.  Appointment of New Board Member

Effective March 1, 2001, John Laskey joined the Board of Directors of Junum Inc.

Junum Inc.

/s/ Craig A. Hewitt
Craig A. Hewitt, Chief Financial Officer and Secretary